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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)   September 17, 2001

                         BOYD BROS. TRANSPORTATION INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-23948                63-6006515
 -----------------------------------------------------------------------------
 (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)               File No.)          Identification No.)


                  3275 Highway 30, Clayton, Alabama           36016
               -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (334) 775-1400
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 17, 2001, Boyd Bros. Transportation Inc. dismissed its independent accountant, Deloitte & Touche LLP ("Deloitte & Touche"), effective immediately. This decision was recommended and approved by the Audit Committee of the Company's Board of Directors. On September 18, 2001, the Company engaged BDO Seidman, LLP("BDO") as its new independent accountant and auditor for future periods.

         Deloitte & Touche had served as the Company's independent accountants for more than ten years. None of the reports of Deloitte & Touche on the financial statements during its engagement contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's last two fiscal years and subsequent interim periods to the date hereof, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

         None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 occurred with respect to the Company within the last two fiscal years and subsequent interim periods to the date hereof. During the last two fiscal years and the subsequent interim periods to the date hereof, the Company did not consult BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         The Company has requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this Form 8-K. A copy of such letter, dated September 21, 2001, is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

         (c)   Exhibits.

               The following exhibits are filed herewith:

               Exhibit No.      Description
               -----------      -----------
                 16.1           Letter of Deloitte & Touche LLP, dated September 21,
                                2001, to the U.S. Securities and Exchange Commission.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BOYD BROS. TRANSPORTATION, INC.
                                    -------------------------------
                                    (Registrant)


Date: September 21, 2001            By:      /s/ Richard C. Bailey
                                             ---------------------------------
                                    Name:    Richard C. Bailey
                                    Title:   Chief Financial Officer
                                             (Principal Accounting Officer)